SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          Form 8-K

                       CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                         ACT OF 1934

Date of Report (Date of earliest event reported) November 29, 2004



               KENNETH COLE PRODUCTIONS, INC.
    (Exact name of registrant as specified in its charter)

               Commission File Number  1-13082


            New York                           13-3131650
(State or other jurisdiction of            (I.R.S. Employer
 incorporation or organization)           Identification Number)

603 West 50th Street, New York, NY                  10019
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (212) 265-1500


                       Not Applicable
    (Former name or former address, if changed since last report)

Item 8.01.     Other Events.


     On November 29, 2004, Kenneth Cole Productions (LIC), Inc. ("KCPL"), a wholly owned subsidiary of Kenneth Cole Productions, Inc. ("KCP"), issued a press release that it had entered into a license agreement with G-III Apparel Group, Ltd. ("GIII") to manufacture, market and distribute men's and women's outerwear under the "Kenneth Cole New York" and "Reaction Kenneth Cole" trademarks. KCPL previously had a license agreement with GIII for the manufacture, marketing and distribution of women's outerwear. The agreement requires GIII to pay KCPL a license acquisition fee and to issue to KCPL 50,000 shares of GIII restricted common stock.

     The press release is attached hereto as Exhibit 99.1.

     KCPL has also reached agreement in principle with Gordon and Ferguson of Delaware, Inc. ("G&F") to terminate by mutual consent a previous license to manufacture, market and distribute men's outerwear under the "Kenneth Cole New York" and "Reaction Kenneth Cole" trademarks, such agreement subject to execution of definitive documentation. Under such agreement, G&F will continue to sell men's outerwear through the Spring 2005 season. As a result of the new license agreement with GIII described above, KCP does not expect the termination of the G&F agreement to have a material effect on KCP's financial performance.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.




                              Kenneth Cole Productions, Inc.
                              Registrant



Dated: December 2, 2004       By:  /s/ DAVID P. EDELMAN
                              Name:  David P. Edelman
                              Title: Chief Financial Officer










                        Exhibit Index

Exhibit No.                   Description

     99.1                Press Release date November 29, 2004

GIII  Company Contact:  Kenneth Cole Company   Investor Relations Contact:
                        Contact:
Wayne S. Miller         David Edelman          James R. Palczynski
Chief Operating and     Chief Financial        Principal
Financial Officer       Officer
G-III Apparel Group     Kenneth Cole           Integrated Corporate
                        Productions, Inc.      Relations, Inc.
(212) 405-0500          (212) 265-1500         (203) 222-9013


   KENNETH COLE PRODUCTIONS AND G-III APPAREL GROUP, LTD.
  SIGN LICENSING AGREEMENT TO COMMENCE MEN'S OUTERWEAR AND
                  EXTEND WOMEN'S OUTERWEAR


     New York, New York, November 29, 2004 / Business Newswire - Kenneth Cole Productions, Inc. (NYSE: KCP) and G-III Apparel Group, Ltd. (Nasdaq:GIII). today announced that they have reached an agreement to expand their relationship for outerwear. Effective January 1, 2005, G-III, the licensee for Kenneth Cole New York and Reaction Kenneth Cole women's outerwear since 1995, will now also manufacture, market, and distribute men's outerwear for the Kenneth Cole New York and Reaction labels. The dual-gender license is for a term of four years with one four-year renewal term, subject to the satisfaction of certain performance conditions. Commencing with the Fall 2005 collection, G-III will be replacing Gordon & Ferguson of Delaware, Inc., the existing men's outerwear licensee, whose agreement is terminating by mutual consent.
     Chairman and Chief Executive Officer Kenneth Cole said, "We look forward to building on our strong relationship with G-III. Based on the excellent performance of women's outerwear, we are pleased to extend the term of that license. In addition, we believe that G-III's understanding of our brands and their leadership in the outerwear industry will serve the men's outerwear business as well. With this partnership, we are confident that our outerwear business will continue to grow stronger."
     Morris Goldfarb, G-III's Chief Executive Officer, said, "We are very excited about expanding our business with Kenneth Cole Productions. Their women's outerwear license has long been one of the most important lines in our mix of business. We believe that we have an opportunity to assume what is already a substantial men's business and take it to the next level in terms of volume and retail performance."

About Kenneth Cole Productions, Inc.
     Kenneth Cole Productions, Inc. designs, sources, and markets a broad range of footwear, handbags, and accessories under the brand names Kenneth Cole New York, Reaction Kenneth Cole, and Unlisted, a Kenneth Cole Production. The company has also granted a wide variety of third party licenses for the production of men's and women's apparel, timepieces, eyewear, and several other accessory categories. The company's products are distributed through department stores, better specialty stores, and company-owned retail stores as well as direct to consumer catalogs and e-commerce.

About G-III Apparel Group, Ltd.
     G-III Apparel Group, Ltd. is a leading manufacturer and distributor of outerwear and sportswear under licensed labels, our own labels and private labels. The Company has fashion licenses with Kenneth Cole, Nine West, Timberland, Cole Haan, Cece Cord, Jones Apparel, Sean John, Bill Blass, and James Dean and sports licenses with the National Football League, National Hockey League, National Basketball Association, Major League Baseball, Louisville Slugger, NASCAR, World Poker Tour and more than 60 universities nationwide. Company-owned labels include, among others, Black Rivet, Colebrook and Siena Studio.

Kenneth Cole Forward Looking Statement Disclosure
     The statements contained in this release, which are not historical facts, may be deemed to constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual future results might differ materially from those projected in such statements due to a number of risks and uncertainties, including but not limited to, demand and competition for the company's products, the ability to enter into new product license agreements, changes in consumer preferences or fashion trends, delays in anticipated store openings, and changes in the Company's relationships with vendors and other resources. The forward looking statements contained herein are also subject to other risks and uncertainties that are described in the Company's reports and registration statements filed with the Securities and Exchange Commission.
G-III Forward Looking Statement Disclosure
Statements concerning the Company's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and factors include, but are not limited to, reliance on foreign manufacturers, the nature of the apparel industry, including changing customer demand and tastes, reliance on licensed product, seasonality, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, general economic conditions, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this release.